This presentation contains nLIGHT, Inc. proprietary information. No part of it may be circulated, quoted, or reproduced for distribution without prior written approval from nLIGHT, Inc. Earnings Presentation Q4 2020 February 17, 2021

2 Certain statements in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Words such as “outlook,” “guidance,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions may identify these forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding expected revenues, gross margin, and Adjusted EBITDA and our expectations regarding customer demand for our products, operating results, and financial position, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements, including but not limited to: (1) the impact on our sales and operations of public health crises in China, the United States or internationally, including the COVID-19 pandemic, (2) our ability to generate sufficient revenues to achieve or maintain profitability in the future, (3) fluctuations in our quarterly results of operations and other operating measures, (4) downturns in the markets we serve could materially adversely affect our revenues and profitability, (5) our high levels of fixed costs and inventory levels may harm our gross profits and results of operations in the event that demand for our products declines or we maintain excess inventory levels, (6) the competitiveness of the markets for our products, (7) our substantial sales and operations in China, which expose us to risks inherent in doing business there, (8) the effect of current and potential tariffs and global trade policies on the cost of our products, (9) our manufacturing capacity and operations may not be appropriate for future levels of demand, (10) our reliance on a small number of customers for a significant portion of our revenues, and (11) the risk that we may be unable to protect our proprietary technology and intellectual property rights. Additional information concerning these and other factors can be found in nLIGHT's filings with the Securities and Exchange Commission (the “SEC”), including other risks, relevant factors and uncertainties identified in the “Risk Factors” section of nLIGHT’s most recent Annual Report on Form 10-K or subsequent filings with the SEC. nLIGHT undertakes no obligation to update publicly or revise any forward-looking statements contained herein to reflect future events or developments, except as required by law. This presentation includes certain non-GAAP financial measures as defined by the SEC rules, including Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share (diluted). These non-GAAP financial measures are provided in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measure to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix. This presentation may also contain estimates, projections and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry and our business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products, solutions and services of nLIGHT, Inc. Safe Harbor Statement

3 2020 Revenue | record revenue – 26% y-o-y growth in line with historical CAGR nLIGHT Worldwide Annual Revenue $ Millions YOY Growth 37% 16% 37% 38% -8% 26% $63 $87 $101 $139 $191 $177 $223 $0 $50 $100 $150 $200 $250 2014 2015 2016 2017 2018 2019 2020 CAGR 23%

4 19% 15% 18% 24% 39%47% 44% 39% 32% 23% 34% 41% 43% 43% 38% $101 $139 $191 $177 $223 $0 $50 $100 $150 $200 $250 2016 2017 2018 2019 2020 2020 Revenue | 26% growth driven by both Aerospace & Defense and Industrial Industrial +10% Microfabrication -10% Aerospace & Defense +102% Market ‘20 vs. ‘19 Change Annual Revenue – by Market $ Millions Percentages may not total to 100 due to rounding

5 2020 Revenue | growth in all geographies 62% 60% 63% 64% 68% 38% 40% 37% 36% 32% $101 $139 $191 $177 $223 $0 $50 $100 $150 $200 $250 2016 2017 2018 2019 2020 China +10% ROW +35% Geography ‘20 vs. ‘19 Change Annual Revenue – Geography $ Millions Percentages may not total to 100 due to rounding

6 Q4 Revenue | record revenue – 53% y-o-y growth driven by growth in all markets Quarterly Revenue – Market $ Millions 19% 19% 17% 20% 18% 14% 14% 16% 18% 13% 20% 21% 22% 19% 26% 30% 39% 29% 42% 44% 51% 46% 50% 42% 44% 46% 45% 40% 37% 38% 39% 41% 35% 38% 30% 26% 24% 27% 23% 20% 28% 35% 33% 38% 38% 40% 42% 44% 45% 49% 41% 38% 43% 44% 43% 43% 37% 43% 35% 36% $22 $25 $26 $29 $30 $35 $37 $37 $42 $52 $51 $46 $42 $48 $44 $43 $43 $52 $62 $66 $0 $10 $20 $30 $40 $50 $60 $70 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Q320 Q420 Industrial +29% Microfabrication +15% Aerospace/Defense +122% Market Q420 vs. Q419 Change Percentages may not total to 100 due to rounding

7 71% 59% 60% 60% 60% 57% 60% 62% 64% 54% 67% 68% 67% 62% 60% 65% 72% 59% 69% 72% 29% 41% 40% 40% 40% 43% 40% 38% 36% 46% 33% 32% 33% 38% 40% 35% 28% 41% 31% 28% $22 $25 $26 $29 $30 $35 $37 $37 $42 $52 $51 $46 $42 $48 $44 $43 $43 $52 $62 $66 $0 $10 $20 $30 $40 $50 $60 $70 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Q320 Q420 Q4 Revenue | growth in both China and Rest of World Quarterly Revenue – Geography $ Millions China +22% Rest of World +70% Percentages may not total to 100 due to rounding Geography Q420 vs. Q419 Change

Financial Update

9 Summary Financial Results | Revenue and Gross Margin Full Year 2020 and Q4 2020 $ Millions; % of Revenue Q4 2019 Q4 2020 2019 2020 Total Revenue $42.9 $65.7 $176.6 $222.8 Products Revenue 40.3 51.7 174.1 184.8 Development Revenue 2.6 14.0 2.6 37.9 Gross Margin 23.3% 29.9% 29.6% 26.6% Products Margin 24.0% 35.9% 29.9% 30.6% Development Margin 11.4% 7.6% 11.4% 7.3%

10 Gross Margin | Product and Development Revenue and Gross Margin - Quarterly $ Millions; % of Revenue 15% 24% 22% 29% 30% 31% 34% 33% 35% 34% 35% 36% 32% 33% 30% 23% 22% 25% 28% 30% 24% 24% 28% 32% 36% 0% 5% 10% 15% 20% 25% 30% 35% 40% $0 $10 $20 $30 $40 $50 $60 $70 Q116 Q216 Q316 Q416 Q117 Q217 Q317 Q417 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Q320 Q420 Revenue Overall GM % Products GM %

11 6.1 6.7 6.3 6.7 7.0 7.2 6.9 7.8 6.1 6.2 6.4 6.5 4.3 4.7 5.0 5.8 5.9 5.8 6.0 7.2 6.8 7.2 8.6 8.9 $10.4 $11.4 $11.3 $12.5 $12.9 $13.0 $12.9 $15.0 $12.9 $13.4 $15.0 $15.4 24% 22% 22% 27% 31% 27% 29% 35% 30% 26% 24% 23% 0% 5% 10% 15% 20% 25% 30% 35% 40% $0 $2 $4 $6 $8 $10 $12 $14 $16 Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Q320 Q420 Operating Expenses* $ Millions; % of Revenue * Excluding Stock-based Compensation Expense* See Appendix for additional stock-based compensation information Operating Expenses | R&D and SG&A SG&A R&D

12 * See Appendix for reconciliation to most directly comparable GAAP measure Q4 2019 Q4 2020 2019 2020 Net Income (Loss) ($10.7) ($4.5) ($12.9) ($20.9) Non-GAAP Net Income* (2.1) 5.2 1.1 7.3 EPS (diluted) (0.29) (0.12) (0.35) (0.55) Non-GAAP EPS (diluted)* (0.06) 0.12 0.03 0.17 Adjusted EBITDA (non-GAAP)* (1.4) 8.4 9.9 18.2 Cash Flow from Operations (2.3) (1.7) (4.2) 13.0 Capital Expenditure (3.5) (4.0) (12.4) (23.4) Summary Financial Results | Profitability and Cash Flow Full Year 2020 and Q4 2020 $ Millions; % of Revenue

13 Strong Balance Sheet and Working Capital Management $35 $41 $42 $46 $46 $49 $51 $53 $55 109 121 116 128 126 128 115 105 106 0 15 30 45 60 75 90 105 120 135 $0 $10 $20 $30 $40 $50 $60 $70 Q418 Q219 Q419 Q220 Q420 Inventory ($M) and Days of Inventory (DOI) Inventory DOI $27 $30 $31 $29 $27 $27 $24 $23 $32 47 61 57 61 59 56 44 35 38 0 10 20 30 40 50 60 70 $0 $10 $20 $30 $40 $50 $60 $70 Q418 Q219 Q419 Q220 Q420 Accounts Receivable ($M) and Days Sales Outstanding (DSO) Accounts Receivable DSO $149 $142 $143 $139 $117 $116 $121 $110 $102 $0 $0 $0 $0 $0 $15 $15 $0 $0 $0 $25 $50 $75 $100 $125 $150 $175 Q418 Q219 Q419 Q220 Q420 Cash and Debt Position ($M) Cash Debt

14 • Q1 2021 Revenues of $56 million to $62 million; midpoint of $59 million – Laser Products: approximately $47 million at midpoint – Advanced Development: approximately $12 million at midpoint • Q1 2021 Gross Margin of 25% to 29% – Laser Products: 30% to 34% – Advanced Development: approximately 6.5% • Q1 2021 Adjusted EBITDA* of $3 million to $6 million Outlook | Q1 2021 * We have not reconciled our outlook for Adjusted EBITDA because unrealized and realized foreign exchange gains and losses cannot be reasonably calculated or predicted nor can the probable significance be determined at this time. Accordingly, a reconciliation is not available without unreasonable effort.

15 Well Positioned for Future Growth Market Strategy Financials Growing market driven by improvement in laser technology and end market catalysts Vertically integrated with leading technology focused on rest of world industrial and aerospace and defense markets Track record of growth and margin expansion

Appendix

18 Key Revenue Metrics - Percentages may not total to 100 due to rounding FY 2016 Q117 Q217 Q317 Q417 FY 2017 Q118 Q218 Q318 Q418 FY 2018 Q119 Q219 Q319 Q419 FY 2019 Q120 Q220 Q320 Q420 FY 2020 Revenues by end market Industrial 34,674 11,268 13,828 15,208 16,318 56,622 19,146 25,251 20,890 17,476 82,762 18,124 20,920 18,977 18,647 76,669 15,990 22,630 21,880 23,978 84,478 Microfabrication 47,611 13,214 16,100 16,404 15,168 60,886 15,619 19,497 19,922 19,071 74,109 14,533 18,094 13,280 11,246 57,152 10,419 14,300 14,052 12,878 51,649 Aerospace and defense 19,040 5,406 4,735 4,935 5,997 21,072 7,703 6,957 10,213 9,615 34,488 9,204 9,034 11,556 13,003 42,798 16,806 15,208 25,800 28,848 86,662 Total revenues 101,325 29,887 34,664 36,546 37,483 138,580 42,467 51,705 51,025 46,162 191,359 41,861 48,048 43,814 42,896 176,619 43,215 52,138 61,732 65,704 222,789 Industrial as % of total 34% 38% 40% 42% 44% 41% 45% 49% 41% 38% 43% 43% 44% 43% 43% 43% 37% 43% 35% 36% 38% Microfabrication as % of total 47% 44% 46% 45% 40% 44% 37% 38% 39% 41% 39% 35% 38% 30% 26% 32% 24% 27% 23% 20% 23% Aerospace and defense as % of total 19% 18% 14% 14% 16% 15% 18% 13% 20% 21% 18% 22% 19% 26% 30% 24% 39% 29% 42% 44% 39% Revenues by geography North America 36,200 9,833 10,036 11,706 14,727 46,302 16,109 16,101 20,101 18,052 70,362 15,697 17,899 16,249 17,217 67,062 21,046 20,494 31,384 34,700 107,624 China 38,309 12,007 14,905 14,558 14,065 55,535 15,212 23,923 16,683 14,720 70,538 13,725 18,444 17,519 14,883 64,573 12,042 21,495 19,186 18,159 70,882 Rest of World 26,816 8,047 9,723 10,282 8,691 36,743 11,146 11,682 14,241 13,390 50,459 12,438 11,705 10,045 10,795 44,985 10,127 10,149 11,162 12,845 44,283 Total revenues 101,325 29,887 34,664 36,546 37,483 138,580 42,467 51,705 51,025 46,162 191,359 41,861 48,048 43,814 42,896 176,619 43,215 52,138 61,732 65,704 222,789 North America as % of total 36% 33% 29% 32% 39% 33% 38% 31% 39% 39% 37% 37% 37% 37% 40% 38% 49% 39% 51% 53% 48% China as % of total 38% 40% 43% 40% 38% 40% 36% 46% 33% 32% 37% 33% 38% 40% 35% 37% 28% 41% 31% 28% 32% Rest of World as % of total 26% 27% 28% 28% 23% 27% 26% 23% 28% 29% 26% 30% 24% 23% 25% 25% 23% 19% 18% 20% 20% Fiber laser revenue by power level High-power (>= 6kW) 0% 2% 4% 13% 14% 9% 17% 24% 30% 27% 24% 24% 35% 40% 47% 37% 49% 54% 58% 47% 52% Medium-power (2kW - 5kW) 39% 40% 45% 39% 43% 42% 49% 44% 43% 51% 47% 57% 48% 39% 39% 45% 39% 35% 34% 39% 36% Low-power (< 2kW) 61% 58% 51% 49% 43% 49% 34% 32% 27% 22% 29% 19% 17% 20% 14% 17% 12% 11% 9% 14% 11% Unaudited, USD in thousands

19 GAAP to Non-GAAP Reconciliation (1) There is no income tax effect related to the stock-based compensation, acquisition and integration-related costs, and amortization of purchased intangibles adjustments due to the full valuation allowance in the U.S. FY 2016 Q117 Q217 Q317 Q417 FY 2017 Q118 Q218 Q318 Q418 FY 2018 Q119 Q219 Q319 Q419 FY 2019 Q120 Q220 Q320 Q420 FY 2020 Stock-based compensation included in following: Cost of revenues 9 6 15 16 46 22 62 183 189 456 209 267 340 385 1,201 345 339 505 432 1,621 Research and development 14 14 18 20 66 25 200 513 555 1,293 558 711 424 1,606 3,299 1,782 2,275 2,545 3,101 9,703 Sales, general, and administrative 50 55 76 76 257 115 544 1,207 1,190 3,056 1,142 1,403 315 2,370 5,230 1,636 3,423 3,633 5,448 14,140 Total stock-based compensation 308 73 75 109 112 369 162 806 1,903 1,934 4,805 1,909 2,381 1,079 4,361 9,730 3,763 6,037 6,683 8,981 25,464 Net income (loss) (14,202) (1,213) (287) 2,244 1,093 1,837 2,916 4,653 4,009 2,360 13,938 (1,235) (155) (778) (10,716) (12,884) (7,475) (6,830) (2,110) (4,517) (20,932) Income tax expense 1,882 1,156 1,084 1,236 1,382 4,858 1,149 848 839 764 3,600 1,753 793 837 2,736 6,119 905 418 (1,485) 502 340 Other (income) expense 753 167 630 1,043 (6) 1,834 (76) 42 537 (250) 253 (820) 907 (90) (532) (535) 116 298 (477) (315) (378) Interest expense, net 2,229 502 469 76 222 1,269 219 6 (298) (655) (728) (750) (740) (665) (454) (2,609) (283) 65 96 44 (78) Depreciation and amortization 8,099 1,950 1,959 1,890 2,123 7,922 1,946 2,172 2,194 1,976 8,288 2,212 2,269 2,313 2,770 9,564 3,161 3,268 3,504 3,752 13,685 Stock-based compensation 308 73 75 109 112 369 162 806 1,903 1,934 4,805 1,909 2,381 1,079 4,361 9,730 3,763 6,037 6,683 8,981 25,464 Acquisition and integration-related costs 0 0 0 0 0 0 0 0 0 0 0 0 0 0 470 470 50 0 0 0 50 Adjusted EBITDA (931) 2,635 3,930 6,598 4,926 18,089 6,316 8,527 9,184 6,129 30,156 3,069 5,455 2,696 (1,365) 9,855 237 3,256 6,211 8,447 18,151 Net income (loss) (1,213) (287) 2,244 1,093 1,837 2,916 4,653 4,009 2,360 13,938 (1,235) (155) (778) (10,716) (12,884) (7,475) (6,830) (2,110) (4,517) (20,932) Add back Stock-based compensation (1) 73 75 109 112 369 162 806 1,903 1,934 4,805 1,909 2,381 1,079 4,361 9,730 3,763 6,037 6,683 8,981 25,464 Valuation allowance on foreign deferred tax assets 0 0 0 0 0 0 0 0 0 0 0 0 0 3,423 3,423 0 0 0 0 0 Acquisition and integration-related costs (1) 0 0 0 0 0 0 0 0 0 0 0 0 0 470 470 50 0 0 0 50 Amortization of purchased intangibles (1) 0 0 0 0 0 0 0 0 0 0 0 0 0 328 328 656 656 696 716 2,724 Non-GAAP net income (1,140) (212) 2,353 1,205 2,206 3,078 5,459 5,912 4,294 18,743 674 2,226 301 (2,134) 1,067 (3,006) (137) 5,269 5,180 7,306 GAAP weighted average shares outstanding 2,600 2,626 2,751 2,954 2,735 3,031 24,491 35,007 36,441 24,862 36,694 37,065 37,262 37,463 37,119 37,846 38,177 38,558 38,877 38,367 Assumed conversion of convertible preferred stock to common stock 19,837 23,044 24,642 24,642 23,095 24,642 7,940 0 0 8,056 0 0 0 0 0 0 0 0 0 0 Participating securities 0 0 0 0 0 0 0 0 0 0 0 0 444 0 319 0 0 629 653 544 Non-GAAP weighted average number of shares, basic 22,437 25,670 27,393 27,596 25,830 27,673 32,431 35,007 36,441 32,918 36,694 37,065 37,706 37,463 37,438 37,846 38,177 39,187 39,530 38,911 Dilutive effect of common stock equivalents 0 0 3,115 4,285 3,294 4,492 5,265 5,325 4,798 5,097 4,585 4,391 4,016 0 4,360 0 0 4,290 4,654 4,228 Non-GAAP weighted average number of shares, diluted 22,437 25,670 30,508 31,881 29,124 32,165 37,696 40,332 41,239 38,015 41,279 41,456 41,722 37,463 41,798 37,846 38,177 43,477 44,184 43,139 Non-GAAP net income per share, basic (0.05) (0.01) 0.09 0.04 0.09 0.11 0.17 0.17 0.12 0.57 0.02 0.06 0.01 (0.06) 0.03 (0.08) 0.00 0.13 0.13 0.19 Non-GAAP net income per share, diluted (0.05) (0.01) 0.08 0.04 0.08 0.10 0.14 0.15 0.10 0.49 0.02 0.05 0.01 (0.06) 0.03 (0.08) 0.00 0.12 0.12 0.17 Unaudited, USD in thousands